MITCHELL HUTCHINS SERIES TRUST--BALANCED PORTFOLIO


                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2000

                                                                October 10, 2000

Dear Investor,

         This supplement to the Prospectus dated May 1, 2000 for Mitchell Hutchins Series Trust--Balanced Portfolio describes important changes affecting your fund. These changes were proposed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and approved by your fund's board as in the best interests of fund shareholders. If you have any questions about these changes, you should contact your Financial Advisor.

         The purpose of this supplement is to notify you of

              o New investment management arrangements for the fund, including the appointment of Alliance Capital Management L.P. ("Alliance Capital") as sub-adviser, effective October 10, 2000, and

              o Related changes in the fund's investment strategies and portfolio managers.

         More information about the new investment management arrangements and related investment strategy and portfolio manager changes is set out below. Shareholders of the fund will be asked to approve its new investment management arrangements at a meeting expected to be held in January or February 2001.

NEW INVESTMENT MANAGEMENT ARRANGEMENTS

         On October 6, 2000, the board of trustees for Mitchell Hutchins Series Trust terminated the existing Investment Advisory and Administration Contract ("Old Advisory Contract") with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") relating to the fund and approved new interim investment management arrangements that became effective on October 10, 2000.

         These new investment management arrangements for the fund consist of a new Interim Investment Management and Administration Contract ("Interim Management Contract") with Mitchell Hutchins and an Interim Sub-Advisory Contract with Alliance Capital. Under the Interim Management Contract, Mitchell Hutchins' primary portfolio management responsibility is to identify appropriate sub-advisers to manage the fund's assets and to supervise and monitor the performance of those sub-advisers and make recommendations about the retention or replacement of sub-advisers. These new interim contracts terminate automatically 150 days after their effective dates. The fees payable by the fund to Mitchell Hutchins under the Interim Management Contract are identical to the fees under the Old Advisory Contract. Mitchell Hutchins (not the fund) pays Alliance Capital for its services under the Interim Sub-Advisory Contract.

         These arrangements and some related changes in the fund's investment strategies are described in greater detail in the revisions to the fund's Prospectus set out below.

AS A RESULT OF THESE  CHANGES,  THE  PROSPECTUS  DATED MAY 1, 2000 IS REVISED AS
FOLLOWS:

THE  LAST  TWO  PARAGRAPHS  IN  THE  SECTION  CAPTIONED  "PRINCIPAL   INVESTMENT
STRATEGIES"  ON P. 3 OF THE  PROSPECTUS  ARE  REPLACED IN THEIR  ENTIRETY BY THE
FOLLOWING:

                  The fund's manager, Mitchell Hutchins Asset
                  Management Inc., has appointed Alliance Capital Management L.P. ("Alliance Capital") to serve as sub-adviser for the fund's investments. In deciding which equity securities to buy and sell for the fund, Alliance Capital will generally consider,
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                  among other things, a company's strength in
                  fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. In deciding which fixed income securities to buy and sell for the fund, Alliance Capital will generally consider, among other things, the strength of certain sectors of the fixed income market relative to others, interest rates and other general market conditions, as well as the credit quality and financial condition of individual issuers and, where applicable, the protection afforded by the terms of the particular obligations.

THE SECTION AT P. 7 OF THE PROSPECTUS CAPTIONED "INVESTMENT ADVISER" IS RETITLED "INVESTMENT MANAGER AND SUB-ADVISER" AND IS REPLACED IN ITS ENTIRETY WITH THE
FOLLOWING:

                  Mitchell Hutchins Asset Management Inc. is the fund's manager and administrator. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York, 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc. ("PW Group"), a publicly owned financial services holding company. On August 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $57.7 billion.

                  On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in November 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

                  Alliance Capital Management L.P. ("Alliance
                  Capital"), located at 1345 Avenue of the Americas, New York, New York 10105, is the fund's sub-adviser. Alliance Capital is a leading global investment management firm with approximately $388 billion in assets under management at June 30, 2000.1 Alliance Capital manages retirement assets for many of the largest U.S. public and private employee benefit plans, for public employee retirement funds, and for foundations, pension funds, endowments, bank, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios and approximately 6.1 million shareholder accounts.

THE SECTION AT P.7 OF THE PROSPECTUS CAPTIONED "PORTFOLIO MANAGERS" IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

                  PORTFOLIO MANAGERS

                  Frank Caruso, a senior vice president and portfolio manager at Alliance Capital, and Andrew M. Aran, a senior vice president and director of corporate bond/credit research at Alliance Capital, are

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1 The combined  (pro forma)  assets  under  management  of Alliance  Capital and
Sanford C. Bernstein, Inc., the assets and liabilities of which Alliance Capital acquired on October 2, 2000, totaled approximately $470 billion as of June 30, 2000.

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                  primarily responsible for the day-to-day management
                  of the fund's investments and have held their fund responsibilities since October 10, 2000.

                  Prior to joining Alliance Capital in 1994, Mr. Caruso was a managing director at Shearson Lehman Advisors, Shearson's $50 billion money management organization. At Shearson Lehman Advisors, he was the lead portfolio manager for Shearson's family of growth and income mutual funds. Mr. Caruso holds a B.A. from SUNY College at Oneonta. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and the Association for Investment Management and Research and has 19 years of investment experience.

                  Mr. Aran joined Alliance Capital in 1991 and heads the corporate bond/credit research group. He is also responsible for analyzing U.S. and international financial services firms. As research director, he has oversight responsibility for private placements, investment grade and high yield bonds, municipal and money markets research. Research conducted by corporate analysts is used by portfolio managers in determining appropriate risk adjusted value for investments in Alliance's fixed income mutual as well as for institutional fixed income accounts. Mr. Aran has 20 years of investment experience, including fixed income credit research at PaineWebber Incorporated and heading Standard & Poor's U.S. Financial Institutions Rating Group as senior vice president. Mr. Aran is a Chartered Financial Analyst and holds a B.A. in Economics from Rutgers University and an M.B.A. in Finance/International Business from Fordham's Graduate School of Business.

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